                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
                    ----------------------------------------
                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified its is charter)

                                   31-0841368
                        I.R.S.Employer Identification No.

            180 East Fifth Street
             St. Paul, Minnesota                               55101
   --------------------------------------                    --------
  (Address of principal executive offices)                  (Zip Code)

                              Richard II. Prokosch
                         U.S. Bank National Association
                              180 East Firth Street
                               St. Paul, MN 55101
                                 (651)244-0721.
            (Name, address and telephone number of agent for service)

                                 AMERIPATH, INC.
                     (Issuer with respect to the Securities)

                   Delaware                                  65-0642485
   -----------------------------------------                ------------
 (State or other jurisdiction of incorporation            (I.R.S.Employer
              or organization)                           Identification No.)

     Utah        3-Gen Diagnostic Laboratories, Inc.                87-0625601
     Texas         AmeriPath 5.01(a) Corporation                    75-2717181
    Georgia          AmeriPath Carrollton, Inc.                     58-2549096
     Ohio            AmeriPath Cincinnati, Inc.                     31-0744468
     Ohio             AmeriPath Cleveland, Inc.                     34-1194233
    Florida       AmeriPath Consolidated Labs, Inc.                 26-0003506
    Florida            AmeriPath Florida, Inc.                      65-0641688
    Indiana            AmeriPath Indiana, LLC                       35-1937874
    Kentucky          AmeriPath Kentucky, Inc.                      62-1373947
     Texas      AmeriPath Lubbock 5.01(a) Corporation               75-2773490
    Florida          AmeriPath Marketing USA, Inc.                  65-1064707

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   Michigan              AmeriPath Michigan, Inc.                   38-1880648
  Mississippi            AmeriPath Mississippi, Inc.                64-0504003
   Delaware              AmeriPath New England, Inc.                13-4052487
   Delaware               AmeriPath New York, Inc.                  65-0819138
North Carolina         AmeriPath North Carolina, Inc.               56-1272454
   Delaware                 AmeriPath Ohio, Inc.                    31-1483746
     Texas           AmeriPath PAT 5.01(a) Corporation              75-1376600
     Ohio                    AmeriPath PCC, Inc.                    34-1461007
 Pennsylvania           AmeriPath Pennsylvania, Inc.                25-1680680
  New Jersey            AmeriPath Philadelphia, Inc.                22-2163419
South Carolina               AmeriPath SC, Inc.                     11-3680559
    Texas         AmeriPath Severance 5.01(a) Corporation           81-0561015
    Texas                   AmeriPath Texas, L.P.                   75-2530066
     Ohio              AmeriPath Youngstown Labs, Inc.              34-1767704
     Ohio                AmeriPath Youngstown, Inc.                 34-1833940
   Delaware                    AmeriPath, LLC                       65-1046888
   Wisconsin             AmeriPath, Wisconsin, Inc.                 39-1091107
   Oklahoma           Anatomic Pathology Services, Inc.             73-1563221
   Delaware                    API No. 2, LLC                       65-1046886
    Arizona             Arizona Pathology Group, Inc.               86-0864486
                    Arlington Pathology Association 5.01(a)
     Texas                       Corporation                        75-1403653
  Mississippi          Ben F. Martin, M.D., FCAP, Inc.              64-0632579
   Tennessee      California Pathology Consultants of America, Inc. 62-1729318
  Mississippi           Columbus Pathology Associates               64-0734774
   Tennessee                     CPA I, Inc.                        62-1800009
   Tennessee                    CPA II, Inc.                        62-1800007
    Alabama            Dermatopathology Services, Inc.              63-0984892
   Delaware                    Dermpath, Inc.                       13-3126917
     Texas                DFW 5.01(a) Corporation                   75-2722708
   Oklahoma    Diagnostic Pathology Management Services, Inc.       73-1402878
   Tennessee    Georgia Pathology Consultants of America, Inc.      62-1729319
    Georgia              J. David Smith, M.D., Inc.                 58-2517992
  Mississippi       John H Parker, Jr., M.D., FCAP, Inc.            64-0632583
    Georgia             Kailash B. Sharma, M.D., Inc.               58-1416059
    Georgia               Katharine Liu, M.D., Inc.                 58-2588049
     Texas                NAPA 5.01(a) Corporation                  75-2894870
    Georgia        Nuclear Medicine & Pathology Associates          58-1446543
    Georgia     Ocmulgee Medical Pathology Association, Inc.        58-1267100
    Georgia      O'Quinn Medical Pathology Association, Inc.        58-1303376
     Texas           Pathology Affiliated Services, Inc.            74-2874470
   Tennessee       Pathology Consultants of America, Inc.           62-1692669

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   Delaware          PathSOURCE, Inc.  38-3412589
   Tennessee              PCA of Columbus, Inc.                     62-1721244
   Tennessee              PCA of Denver, Inc.                       62-1721242
   Tennessee             PCA of Los Gatos, Inc.                     62-1758095
   Tennessee              PCA of Memphis, Inc.                      62-1721243
   Tennessee             PCA of Nashville, Inc.                     62-1729315
   Tennessee            PCA of St. Louis II, Inc.                   62-1762754
   Tennessee             PCA Southeast II, Inc.                     62-1762755
   Tennessee            PCA/APR Acquisition Corp.                   62-1736979
    Georgia          Peter G. Klacsmann, M.D., Inc.                 58-1441090
     Utah           Rocky Mountain Pathology, L.L.C.                87-0526913
    Georgia           Sharon G. Daspit, M.D., Inc.                  58-1626140
    Alabama         Shoals Pathology Associates, Inc.               63-0700856
     Texas       Simpson Pathology 5.01 (a) Corporation             75-1826602
     Utah                     Strigen, Inc.                         87-0651722
   Delaware               TID Acquisition Corp.                     22-3620117
     Texas              TXAR 5.01(a) Corporation                    75-1600244

       7289 Garden Road
       Suite 200
       Riviera Beach,Florida                                    33404
      --------------------------------------                  --------
      Address of Principal Executive Offices)                (Zip Code)

                    10.50% SENIOR SUBORDINATED NOTES DUE 2013
                       (TITLE OF THE INDENTURE SECURITIES)

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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                    Comptroller of the Currency
                    Washington, D.C.

          b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                    Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

               None

ITEMS 3-15     ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE
               TRUSTEE'S KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY
               INDENTURE FOR WHICH THE TRUSTEE, ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

               1. A copy of the Articles of Association of the Trustee.*

               2. A copy of the certificate of authority of the Trustee to commence business.*

               3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

               4. A copy of the existing bylaws of the Trustee.*

               5. A copy of each Indenture referred to in Item 4. Not
                  applicable.

               6. The consent of the Trustee required by Section 321(b) of the
                  Trust Indenture Act of 1939, attached as Exhibit 6.

               7. Report of Condition of the Trustee as of December 31, 2002,
                  published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

   *Incorporated by reference to Registration Number 333-67188.

                                      NOTE

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     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 14th day of April, 2003.

                                         U.S. BANK NATIONAL ASSOCIATION

                                         By:  /s/ Richard H. Prokosch
                                              ------------------------------
                                              Richard H. Prokosch
                                              Vice President

By:  /s/ Julie Eddington
     ---------------------------
     Julie Eddington
     Assistant Vice President

                                    EXHIBIT 6

                                     CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: April 14, 2003

                                         U.S. BANK NATIONAL ASSOCIATION

                                         By:  /s/ Richard H. Prokosch
                                              ------------------------------
                                              Richard H. Prokosch
                                              Vice President

By:  /s/ Julie Eddington
     ----------------------------
     Julie Eddington
     Assistant Vice President

                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2002
                                    ($000'S)

                                                        12/31/2002
                                                      -------------
ASSETS
   Cash and Due From Depository Institutions          $  10,868,204
   Federal Reserve Stock                                          0
   Securities                                            28,139,801
   Federal Funds                                            873,395
   Loans & Lease Financing Receivables                  116,078,132
   Fixed Assets                                           1,389,233
   Intangible Assets                                      9,218,064
   Other Assets                                           9,482,963
                                                      -------------
      TOTAL ASSETS                                    $ 176,049,792

LIABILITIES
   Deposits                                           $ 121,684,914
   Fed Funds                                              5,858,510
   Treasury Demand Notes                                          0
   Trading Liabilities                                      402,464
   Other Borrowed Money                                  17,397,658
   Acceptances                                              148,979
   Subordinated Notes and Debentures                      5,696,532
   Other Liabilities                                      5,200,399
                                                      -------------
   TOTAL LIABILITIES                                  $ 156,389,456

EQUITY
   Minority Interest in Subsidiaries                  $     992,867
   Common and Preferred Stock                                18,200
   Surplus                                               11,314,669
   Undivided Profits                                      7,334,600
                                                      -------------
      TOTAL EQUITY CAPITAL                            $  19,660,336

TOTAL LIABILITIES AND EQUITY CAPITAL                  $ 176,049,792

----------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:   /s/ Richard II. Prokosch
      ------------------------
       Vice President

Date: April 14, 2003